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                                                                    EXHIBIT 99.6


                                    RELEASE AND AGREEMENT dated as of July 24,
                           2003 (this "Release and Agreement"), among IGEN International, Inc., a Delaware corporation (the "Company"), IGEN Integrated Healthcare, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company ("Newco"), and each company listed on the signature pages hereto under the heading "Related Companies" (each, a "Related Company" and collectively, the "Related Companies").

                  WHEREAS Roche Holding Ltd, a joint stock company organized under the laws of Switzerland ("R Company"), 66 Acquisition Corporation II, a Delaware corporation and a wholly owned subsidiary of R Company ("Sub"), the Company and Newco have entered into an Agreement and Plan of Merger dated as of July 23, 2003, (the "Merger Agreement"), providing for the Merger (as defined in the Merger Agreement);

                  WHEREAS simultaneously with the execution and delivery of the Merger Agreement, the Company and Newco are entering into an agreement (the "Restructuring Agreement") pursuant to which, prior to the Effective Time (as defined in the Merger Agreement), the Restructuring (as defined in the Restructuring Agreement) will be effected;

                  WHEREAS simultaneously with the execution and delivery of the Merger Agreement, R Company, Parent, the Company and Newco are entering into an agreement (the "Post-Closing Covenants Agreement") that sets forth certain agreements that will govern certain matters that may arise following the Effective Time;

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                 Mutual Releases

                  SECTION 1.01. Mutual Releases. In consideration of the mutual releases, covenants, agreements, rights and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Release Time (as defined below), the Company, as to itself and its past, present and future affiliates (other than any Newco Company (as defined in the Restructuring Agreement)), and its and their respective successors, predecessors, assigns, heirs, officers, directors, employees, consultants and trustees, on the one hand (in each case, solely in their capacities as such), and the Related Companies, as to themselves and their past, present and future affiliates, and their respective successors, predecessors, assigns, heirs, officers, directors, employees, consultants and trustees, on the other hand (in each case, solely in their capacities as such), hereby (a) releases, acquits and forever discharges the other and its and their past, present and future affiliates, and its and their respective successors, predecessors, assigns, heirs, officers, directors, employees, consultants and trustees (in


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each case, solely in their capacities as such), of and from the Released Matters
(as defined below) and (b) agrees not to bring any claim, suit, action, arbitration, inquiry, investigation or other proceeding of any nature by or before any arbitrator or Governmental Entity (as defined in the Merger
Agreement) or similar person or body (each, an "Action") against the other and its and their past, present and future affiliates and its and their respective successors, predecessors, assigns, heirs, officers, directors, employees, consultants and trustees (in each case, solely in their capacities as such) related to or arising out of the Released Matters; provided, however, that this Release and Agreement shall not (i) affect any person's right to enforce this Release and Agreement, any Transaction Agreement (as defined in the Merger Agreement), any Commercial Agreement (as defined in the Merger Agreement), any Newco I/R Agreement (as defined in the Restructuring Agreement) or any provision herein or therein in accordance with its terms, (ii) relieve Newco or any Related Company from the obligation to pay any amounts accrued or due and payable under any Related Company Agreement (as defined in Section 2.02), (iii) apply to any pursuit of any Action against any person other than in connection with a Released Matter, (iv) be, or be construed as, a grant to the Company (or any affiliate thereof (other than any Newco Company)) of a license, express or implied, any freedom to operate, or any covenant not to sue under any intellectual property owned by, licensed to, or otherwise held at the Effective Time by any Related Company; or (v) be, or be construed as, a grant to any Related Company (or any affiliate thereof) of a license, express or implied, any freedom to operate, or any covenant not to sue under any intellectual property owned by, licensed to, or otherwise held at the Effective Time by the Company or any Newco Company.

                  SECTION 1.02. Reimbursement. In the event of any Action among the parties to this Release and Agreement (including, for purposes of this Section 1.02, affiliates, successors, assigns, heirs, officers, directors, employees, consultants or trustees that are third party beneficiaries under this Release and Agreement) in which a party to such Action (the "Prevailing Party") obtains a final and nonappealable order of a court of competent jurisdiction that provides or states that the other party breached Section 1.01, then the Prevailing Party shall be entitled to reimbursement from the other party of its legal fees and expenses incurred in such Action.

                  SECTION 1.03. Certain Agreements. (a) The Company and each of the Related Companies hereby agree that as part of the Restructuring, each Related Company Agreement that is not a written agreement executed on behalf of each of the parties thereto shall be memorialized in writing and executed on behalf of each of the parties thereto. In furtherance and not in limitation of
Section 1.05 (a), each of the Related Companies acknowledges that, pursuant to the Restructuring Agreement and as part of the Restructuring, all of the Company's rights under and in respect of the Related Company Agreements shall be assigned to, and all of the Company's Liabilities under and in respect of the Related Company Agreements will be assumed by, Newco immediately prior to the Effective Time (the "Related Company Transfer").

                  (b) Each of the Related Companies hereby consents to the Related Company Transfer and, as of the Release Time, except as otherwise expressly provided in Section 1.01, unconditionally releases the Company from any and all obligations,

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duties and Liabilities (express and implied) under the Related Company
Agreements whether arising before, at or after the Related Company Transfer. Each of the Related Companies expressly agrees to perform its obligations, duties and Liabilities (express or implied) under the Related Company Agreements in favor of Newco, and Newco expressly agrees to assume and perform the Company's obligations, duties and liabilities (express or implied) under the Related Company Agreements in favor of the Related Companies. Each of the foregoing is conditioned upon the consummation of the Related Company Transfer, shall occur without any further action by any party, and, together with the Related Company Transfer, shall have the effect of novating and amending the Related Company Agreements.

                  (c) The Company, Newco, and each of the Related Companies accordingly agree that as of and with effect from the Related Company Transfer each of the Related Company Agreements will no longer create or confer any rights or obligations on or as to the Company (or its affiliates (other than any Newco Company)) but will continue among the parties thereto (other than the Company) and Newco on the same terms and conditions as those stated in such Related Company Agreement. The Company, Newco and each of the Related Companies agree to amend and restate each such Related Company Agreement to reflect such novation.

                  SECTION 1.04. Representations and Warranties. Each of (x) the Related Companies represents and warrants, severally and not jointly, to the Company and Newco and (y) the Company and Newco represents and warrants severally and not jointly, to each of the Related Companies, in each case as of the date hereof and as of the Effective Time, that:

                  (a) Organization, Standing and Power. Such person is duly incorporated or formed, validly existing and in good standing under the laws of the state of its incorporation or formation, as applicable and has all corporate or limited liability company powers, as applicable, governmental licenses, authorizations, permits, consents and approvals, except for such governmental licenses, authorizations, permits, consents and approvals the failure of which to have or obtain, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business of such person and such person's subsidiaries, taken as a whole.

                  (b) Authority; Execution and Delivery; Enforceability. Such person has all requisite corporate or limited liability company power and authority, as applicable, to execute and deliver this Release and Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such person of this Release and Agreement and the consummation by such person of the transactions contemplated hereby has been duly authorized by all necessary corporate or limited liability company action on the part of such person. Such person has duly executed and delivered this Release and Agreement, and, assuming due execution and delivery hereof by each other party hereto, this Release and Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

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                  (c) No Conflicts. The execution and delivery by such person of this Release and Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of such person or any subsidiary of such person under, any provision of (i) the charter, organizational or formation documents of such person, (ii) any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a "Contract") to which such person or any subsidiary of such person is a party or by which their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 1.06(d), any judgment, order or decree (a "Judgment") or statute, law, ordinance, rule or regulation whether foreign or domestic applicable to such person or any subsidiary of such person or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of such person or any subsidiary of such person to perform its obligations under this Release and Agreement or consummate the transactions contemplated hereby

                  (d) No Consents. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity, is required to be obtained or made by such person or any subsidiary of such person in connection with the execution, delivery and performance of this Release and Agreement or the consummation of the transactions contemplated hereby, other than such items that the failure of which to obtain or make, individually or in the aggregate, would not reasonably be expected to materially impair the ability of such person or any subsidiary of such person to perform its obligations under this Release and Agreement or consummate the transactions contemplated hereby.

                                   ARTICLE II

                            Miscellaneous and General

                  SECTION 2.01. Notices. All notices, requests, claims, demands and other communications under this Release and Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice) of a fax followed by delivery of such notice by overnight courier of an international reputation:

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                  (a) if to Newco or, prior to the Effective Time, the Company, to

                           IGEN Integrated Healthcare, LLC
                           16020 Industrial Drive
                           Gaithersburg, MD 20877

                           Attention: President
                           Fax:       (301) 208-3789

                  (b) if to the Related Companies, to

                           Wellstat Therapeutics Corporation
                           930 Clopper Road
                           Gaithersburg, MD 20878

                           Attention: Legal Counsel
                           Fax:       (240) 683-3794

                  SECTION 2.02. Definitions. Unless otherwise noted, terms used but not defined in this Release and Agreement shall have the meaning set forth in the Merger Agreement. In addition, the following terms shall have the following meanings:

                  An "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. For the avoidance of doubt, (a) none of the Related Companies, MSD, MST, JW and JW Consulting is an affiliate of the Company or Newco for purposes of this Release and Agreement and (b) none of the Company, Newco, MSD, MST, JW and JW Consulting is an affiliate of any of the Related Companies for purposes of this Release and Agreement.

                  "Related Company Agreements" means all Contracts, promises, commitments or understandings (whether oral or written) between the Company or any of its affiliates, on the one hand, and any Related Company or any of its affiliates, on the other hand.

                  "Release Time" means the time immediately prior to the Effective Time.

                  "Released Matter" means any and all debts, demands, Actions, causes of action, suits, accounts, covenants, Contracts, agreements, torts, damages and any and all claims, defenses, offsets, Judgments, demands and Liabilities (as defined in the Merger Agreement) whatsoever, of every name and nature, both at law and in equity, known or unknown, suspected or unsuspected, accrued or unaccrued, which have been or could have been asserted, relating to, based upon or arising from, or in connection with any relationship between the Company or any of its affiliates at or prior to the Release Time, on the one hand, and any Related Company or any of its affiliates, on the other hand, or any Related Company Agreement, in each case in existence at or prior to the Release Time.

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                  SECTION 2.03. Interpretation. When a reference is made in this
Release and Agreement to a Section, Exhibit, Schedule or party, such reference shall be to a Section of, or an Exhibit, Schedule or party to, this Release and Agreement unless otherwise indicated. The headings contained in this Release and Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Release and Agreement. Whenever the words "include", "includes", or "including" are used in this Release and Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein", "hereby" and "hereunder" and words of similar import when used in this Release and Agreement shall refer to this Release and Agreement as a whole and not to any particular provision of this Release and Agreement. The words "date hereof" shall refer to the date of this Release and Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Release and Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

                  SECTION 2.04. Severability. If any term or other provision of this Release and Agreement is invalid, illegal or incapable of being enforced by any applicable Law (as defined in the Merger Agreement), or public policy, all other conditions and provisions of this Release and Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Release and Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  SECTION 2.05. Counterparts. This Release and Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Each party need not sign the same counterpart.

                  SECTION 2.06. Entire Agreement; Third Party Beneficiaries. This Release and Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing contained in this Release and Agreement is intended to confer upon any person other than the parties hereto any benefit, right or remedy under or by reason of this Release and Agreement, except the persons referred to in Sections 1.01 and 1.02, who shall be third party beneficiaries of this Release and Agreement.

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                  SECTION 2.07. Governing Law. This Release and Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  SECTION 2.08. Assignment. Neither this Release and Agreement nor any of the rights, interests or obligations under this Release and Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void; provided, however, the parties acknowledge and agree that the conversion of Newco in accordance with
Section 2.01 of the Restructuring Agreement and the continuation of Newco as a result thereof shall be deemed not to be an assignment and shall not require any consent of any party. Subject to the preceding sentences, this Release and Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  SECTION 2.09. Enforcement; Consent to Service of Process. The parties agree that irreparable damage would occur in the event that any of the provisions of this Release and Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Release and Agreement and to enforce specifically the terms and provisions of this Release and Agreement in any New York state court or any Federal court located in the State of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any New York state court or any Federal court located in the State of New York in the event any dispute arises out of this Release and Agreement or any transaction contemplated in this Release and Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Release and Agreement or any transaction contemplated in this Release and Agreement in any court

                  SECTION 2.10. Modification or Amendment. The parties hereto may modify or amend this Release and Agreement only by written agreement executed and delivered by duly authorized officers of the respective parties. At any time the parties hereto may waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Release and Agreement to assert any of its rights under this Release and Agreement or otherwise shall not constitute a waiver of such rights.

                  SECTION 2.11. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Release and Agreement shall survive the Effective Time (as defined in the Merger Agreement). This Section
2.11 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

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                  SECTION 2.12. Termination. In the event the Merger Agreement is terminated prior to the Effective Time, this Release and Agreement shall become null and void.

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                  IN WITNESS WHEREOF, this Release and Agreement has been duly executed and delivered as of July 24, 2003, by the duly authorized officers of the parties hereto.

                                     IGEN INTERNATIONAL, INC.,

                                       by  /s/ Richard J. Massey
                                           _____________________________________
                                           Name:  Richard J. Massey
                                           Title: President and Chief
                                                  Operating Officer


                                     IGEN INTEGRATED HEALTHCARE,
                                      LLC,

                                       by  /s/ Richard J. Massey
                                           _____________________________________
                                           Name:  Richard J. Massey
                                           Title: President and Chief
                                                  Operating Officer


                                     Related Companies:

                                     HYPERION CATALYSIS
                                      INTERNATIONAL,

                                       by  /s/ Samuel J. Wohlstadter
                                           _____________________________________
                                           Name:  Samuel J. Wohlstadter
                                           Title: Chairman and Chief
                                                  Executive Officer


                                     WELLSTAT BIOLOGICS
                                      CORPORATION,

                                       by  /s/ Samuel J. Wohlstadter
                                           _____________________________________
                                           Name:  Samuel J. Wohlstadter
                                           Title: Chairman and Chief
                                                  Executive Officer



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                                     WELLSTAT THERAPEUTICS
                                      CORPORATION,

                                       by  /s/ Samuel J. Wohlstadter
                                           _____________________________________
                                           Name:  Samuel J. Wohlstadter
                                           Title: Chairman and Chief Executive
                                                  Officer

                                     PROTEINIX CORPORATION,

                                       by  /s/ Samuel J. Wohlstadter
                                           _____________________________________
                                           Name:  Samuel J. Wohlstadter
                                           Title: Chairman and Chief Executive
                                                  Officer


                                     INTEGRATED CHEMICAL
                                      SYNTHESIZERS, INC.,

                                       by  /s/ Samuel J. Wohlstadter
                                           _____________________________________
                                           Name:  Samuel J. Wohlstadter
                                           Title: Chairman and Chief Executive
                                                  Officer


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